Interest and Other Expense, Net - Interest and Other Expense, Net (Detail) - USD ($) $ in Thousands	12 Months Ended
	Sep. 30, 2021	Sep. 30, 2020	Sep. 30, 2019
Interest and other expense, net
Interest income	$ (4,822)	$ (4,233)	$ (6,225)
Interest expense	21,275	10,427	3,911
Foreign exchange loss	1,110	3,382	7,860
Other, net	(6,766)	1,860	(3,687)
Total	$ 10,797	$ 11,436	$ 1,859